UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 23, 2008

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 23, 2008, Dollar Thrifty Automotive Group, Inc. (the “Company”) entered into an Indemnification Agreement with Scott L. Thompson, newly appointed Senior Executive Vice President and Chief Financial Officer of the Company. The Indemnification Agreement is to protect Mr. Thompson from certain legal actions which may be brought against him acting in his capacity for the Company.

The foregoing description of the Indemnification Agreement is qualified in its entirety by reference to the Indemnification Agreement attached hereto as Exhibit 10.191 and is incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 28, 2008, the Company issued a press release announcing that Scott L. Thompson has been appointed Senior Executive Vice President and Chief Financial Officer effective May 23, 2008. Prior to his appointment with the Company, Mr. Thompson, age 49, served as a consultant since January 2005 and as Executive Vice President and Chief Financial Officer with Group 1 Automotive for 10 years prior to that time. In connection with his appointment, Mr. Thompson received a grant of performance share units, restricted stock units and stock options with a targeted value of approximately $1 million.

In conjunction with the appointment of the new Chief Financial Officer, Richard W. Neu relinquished his duties as interim Chief Financial Officer and resumed his duties as chairman of the audit committee and Maryann N. Keller relinquished her duties as interim chairman of the audit committee.

A copy of the press release is attached hereto as Exhibit 99.47.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

10.191	Indemnification Agreement dated as of May 23, 2008 between Dollar Thrifty Automotive Group, Inc. and Scott L. Thompson, Senior Executive Vice President and Chief Financial Officer

99.47	Press release announcing new Chief Financial Officer issued by Dollar Thrifty Automotive Group, Inc. on May 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

May 28, 2008	By: /s/ KIMBERLY D. PAUL
Kimberly D. Paul
Vice President and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.191	Indemnification Agreement dated as of May 23, 2008 between Dollar Thrifty Automotive Group, Inc. and Scott L. Thompson, Senior Executive Vice President and Chief Financial Officer

99.47	Press release announcing new Chief Financial Officer issued by Dollar Thrifty Automotive Group, Inc. on May 28, 2008

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